UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

Soellingen Advisory Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-189007	90-0954373
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 South Flagler Drive, Suite 800 West Palm Beach FL 33401	33401
(address of principal executive offices)	(zip code)

(813) 247-2770
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K is being filed solely to correct the label for the Form 8-K as originally filed on July 6, 2015 from 4.02 to 4.01.  No other changes have been made to this document.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

 (1) Previous Independent Auditors:

a.

On June 26, 2015, the Company was informed that our registered independent public accountant, Messineo & Co., CPAs, LLC, of Clearwater Florida (“M&CO”) declined to stand for re-appointment.

b.

M&CO's report on the financial statements for the year ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2014 and through the current date, there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements. Through the interim period June 26, 2015 (the date of notification), there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized M&CO to respond fully to the inquiries of the successor accountant

e.

During the years ended December 31, 2014 and 2013 and the interim period through July 2, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to M&CO prior to the date of the filing of this Report and requested that M&CO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On July 2, 2015, the Company engaged Anton & Chia, LLP (“A&C”) of Newport Beach, California, as its new registered independent public accountant. During the years ended December 31, 2014 and 2013 and prior to July 2, 2015 (the date of the new engagement), we did not consult with A&C regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by A&C, in either case where  written or oral advice provided by A&C would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from Messineo & Co., CPAs, LLC, dated July 6, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Soellingen Advisory Group, Inc.

Dated: July 6, 2015	/s/ David Haig
David Haig
Chief Executive Officer